SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report February 12, 2008

ANNAPOLIS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22961	52-1595772
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
1000 Bestgate Road, Annapolis, Maryland 21401
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 224-4455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition":

On February 12, 2008 Annapolis Bancorp, Inc. issued a press release reporting fourth quarter 2007 financial results. The press release is attached hereto as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits.

(a)                 Not applicable

(b)                 Not applicable

(c)                 Exhibits

Exhibit	Description

99.1	Press Release issued February 12, 2008 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNAPOLIS BANCORP, INC.

Dated:	February 12, 2008
/s/ Richard M. Lerner
Richard M. Lerner,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued February 12, 2008